COMMUNITY CAPITAL TRUST CCM ALTERNATIVE INCOME FUND (THE “FUND”)

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets while considering environmental, social and governance (ESG) factors.

INSTITUTIONAL SHARES (CCMNX)
The Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

CCM Alternative Income Fund Prospectus

This Prospectus describes the Institutional Shares of the Fund. The Fund is a series of Community Capital Trust (the “Trust”).

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets while considering environmental, social and governance (ESG) factors .

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed)	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses:
Dividend Expense and Prime Broker Fees on Securities Sold Short	1.34%
Other Operating Expenses	0.76%
Total Annual Fund Operating Expenses	3.10%
Fee Waivers and Expense Reimbursements[1]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	2.94%

[1]
The Advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2018 so that Total Annual Fund Operating Expenses After Waivers and Expense Reimbursements (other than acquired fund fees and expenses and dividend expenses and prime broker fees on securities sold short) will not exceed 1.60% of the Fund’s average daily net assets. The Advisor may not recoup waived fees and reimbursed expenses.

[2]	Total Annual Operating Expenses After Waivers and Expense Reimbursements (other than acquired fund fees and expenses and dividend expense and prime broker fees on securities sold short) is 1.60%.

CCM Alternative Income Fund Prospectus

Example

This Example is intended to help you compare the costs of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$297	$942	$1,611	$3,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by utilizing a multi-strategy approach to portfolio construction that attempts to generate a high level of current income and an absolute (or positive) return in various market cycles by employing strategies that exploit disparities or inefficiencies in markets. At the same time, the Fund seeks to provide lower correlation to the traditional stock and bond markets by utilizing various asset allocation or hedging strategies designed to reduce such correlation.

The Fund’s goals are to seek to provide: (1) SEC 30-day yield (standardized yield) greater than 3-month Treasury bills plus 4%; (2) volatility (standard deviation) between 2% and 4%; and (3) correlation ranging from 0.0 to 0.5 to the bond market (as represented by the Barclays Aggregate Bond Index) and 0.0 to 0.5 to the equity market (as represented by the S&P 500 Index). There can be no assurances that the Fund will achieve any of these goals. These goals can be changed at any time without shareholder approval.

The Fund may employ a variety of investment strategies, including: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; and (ii) event driven strategies, such as special situations and merger arbitrage. Asset and sector allocations are based on the current macro-economic environment and the potential risks inherent in each sector.

The Fund implements these strategies by investing globally, primarily in developed market countries, in a broad range of asset classes, securities and other investments. The Fund may invest in equity securities (primarily dividend-paying equity securities) of all types and capitalization ranges, including but not limited to common stocks, preferred stocks and warrants; investment grade and non-investment grade fixed income securities, including but not limited to notes, bonds, debentures and convertible securities, issued by corporations and governments (including municipal governments); currencies; commodities;

exchange-traded funds; and exchange-traded notes. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+ or lower by S&P Global Ratings, or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”) (or, if unrated are determined by the Fund’s investment advisor to be of comparable quality at the time of investment). With respect to the fixed income portion of its portfolio, the Fund has no limit with respect to its portfolio maturity or duration and will not attempt to maintain any pre-set average portfolio duration.

The Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying security, for speculation (taking a position in the hope of increasing returns), to manage interest rate risk and currency risk, or as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another). These derivative transactions will involve futures contracts, options and swaps, including options on futures and swaps. The Fund may engage in short-selling for speculation or for hedging purposes. A short sale involves selling a security the Fund does not own. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, i.e. a security the Fund owns, where the maximum loss is the amount invested). When the Fund engages in short-selling for hedging purposes, it is attempting to limit exposure to a possible market decline in the value of one or more of its portfolio securities.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector exposure.

The principal strategies employed by the Fund, together with notable sub-categories, are summarized below:

Directional or Tactical Strategies: Directional or tactical trading strategies utilize market movements, trends or inconsistencies when picking securities across a variety of markets. These strategies have a greater exposure to the fluctuations of the overall market than market neutral strategies. These types of strategies may include:

●
Long/Short Equity: This strategy combines core long holdings of equities with short sales of stocks, stock indices, or derivatives related to the equity markets. The strategy attempts to generate income and long-term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

●	Long/Short Credit: This strategy seeks exposure to credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views.

●
Global Tactical Asset Allocation: This strategy attempts to exploit short-term mispricings among a global set of assets. The strategy focuses on general movements in the market rather than on the performance of individual securities.

CCM Alternative Income Fund Prospectus

Event Driven Strategies: Event driven trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. These types of strategies may include:

●
Special Situations: This strategy seeks to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company’s strategy or product mix.

●	Merger Arbitrage: This strategy seeks to profit by taking advantage of differences between the current market price of a security and its expected future value based on the occurrence of a merger.

●
Capital Structure Arbitrage: This strategy attempts to take advantage of a pricing inefficiency between two or more securities of the same company. For example, the Fund may buy a senior debt instrument that its investment advisor believes is undervalued, while simultaneously shorting a subordinated debt instrument of the same issuer that is believed to be overvalued.

The Fund’s investment advisor allocates the Fund’s assets to the underlying investment strategies based on its analysis of the investment strategy, current market conditions and perceived investment opportunities.

PRINCIPAL RISKS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk and market risk, and who can accept the fact that there will be principal fluctuation. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Arbitrage or Fundamental Risk: Employing arbitrage strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

Closed-End Fund Risk: The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Common Stock Risk: Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Derivatives Risk: The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include forward contracts,

CCM Alternative Income Fund Prospectus

futures contracts, options (both written and purchased), swaps and options on futures and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Environmental, Social and Governance (ESG) Investing Risk: There may be a risk stemming from the environmental, social and governance factors that the Fund applies in analyzing the portfolio composition of the Fund. The Fund considers ESG standings of its holdings when analyzing the Fund’s portfolio composition. This may affect the Fund’s exposure to certain companies or industries. The Fund’s results may be lower than other funds that do not consider ESG standings. ESG standings are only one factor the Advisor considers in managing the Fund’s portfolio and not all of the securities in the portfolio of the Fund will have a high ESG standing.

Exchange-Traded Notes (ETNs) Risk: ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or financial institution. ETNs track the performance of a particular market index but do not represent ownership in a pool of securities. ETNs have a stated maturity date but pay no periodic coupon interest and offer no principal protection. ETN investors receive cash payments linked to the performance of the particular market index (less any fees) upon maturity. The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. In addition, trading of ETNs may be halted or de-listed.

Foreign Securities Risk: The risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Futures Contract Risk: A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument at an agreed upon price. The successful use of futures contracts draws upon the Fund’s investment advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; losses caused by unanticipated market movements, which are potentially unlimited; the Fund’s investment advisor’s inability to predict correctly the direction of securities prices, interest rates and other economic factors; the possibility that the counterparty will default in the performance of its obligations; and if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements and at a time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Fund’s investment advisor, from time to time, may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the investment advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the investment advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the investment advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s investment advisor.

Large Shareholder Purchase and Redemption Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk: The Fund may make investments in futures contracts, swaps and other derivative instruments. The futures contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay

CCM Alternative Income Fund Prospectus

principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.

Non-Investment Grade Fixed Income Securities Risk: Non-investments grade fixed income securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Options Risk: An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with the Fund’s ordinary securities transactions. The value of options can be highly volatile, and their use can result in loss if the Fund’s investment advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Fund’s investment advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. Unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members that fail to perform them in connection with the purchase or sale of options.

Preferred Stock Risk: Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond holders. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Short Sale Risk: Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds.

Small- and Medium-Sized Company Risk: The Fund may invest in companies that are smaller, less established, with less liquid markets for their securities, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the frequency and volume of trading in small- and medium-size companies is substantially less than is typical of larger companies. The value of securities of smaller, less well known issuers can be more volatile than that of larger issues.

Swap Agreement Risk: The Fund may enter into swap agreements, which are agreements between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Warrants Risk: A warrant represents the right to purchase a security at a predetermined price for a specified period of time. Warrants are derivative instruments that present risks similar to options.

PERFORMANCE INFORMATION

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: a) the performance of the Fund from year to year; and b) how the average annual returns for the Fund compare to those of a broad-based securities market index.

The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at ccminvests.com or 1-877-272-1977.

The bar chart shows the performance of the Fund from year to year.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31, 2016

CCM Alternative Income Fund Prospectus

Best Quarter:	Q2	6/30/2014	4.44%
Worst Quarter:	Q1	3/31/2016	(3.12)%

Year to date total return for the six months ended June 30, 2017 was 2.25%.

The table shows the Fund’s average annual total returns for the periods ended December 31, 2016 as compared to a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/16

Institutional Shares	One Year	Since Inception*
Returns Before Taxes	2.47%	2.16%
Returns After Taxes on Distributions	1.04%	1.04%
Returns After Taxes on Distributions and Sale of Fund Shares	0.98%	1.27%
Citigroup 3-Month U. S. Treasury Bill Index	0.27%	0.10%

*	The Fund’s inception date is May 31, 2013.

INVESTMENT ADVISOR

Community Capital Management, Inc. (the “Advisor”) serves as the investment advisor to the Fund.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Fund Since	Title
Of the Advisor:
Todd Cohen	Since Inception	Chief Executive Officer and Chief Investment Officer
David Sand	Since Inception	Chief Investment Strategist
Elliot Gilfarb	Since Inception	Senior Portfolio Manager
Andy Kaufman	October 2015	Senior Portfolio Manager
Andrew J. Cowen	Since Inception	Portfolio Manager
Thomas R. Lott	Since Inception	Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, (3) directors, officers and employees of the Advisor, and (4) individuals.

If you are considering investing in Institutional Shares of the Fund, contact the Fund’s transfer agent toll-free at 866-202-3573. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities.

The minimum initial investment for Institutional Shares is $1,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Institutional Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests must be in writing and sent to: CCM Alternative Income Fund, P.O. Box 2175, Milwaukee, WI 53201-2175.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, qualified dividend income, or a combination of the above, unless you are investing through a tax-exempt or tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to provide (1) a high level of current income consistent with the preservation of capital and (2) reduced correlation to conventional stock and bond markets while considering environmental, social and governance (ESG) factors. The Fund’s investment objective may be changed by the Board of Trustees of the Trust upon 60 days’ written notice to shareholders.

OTHER INVESTMENT STRATEGIES AND RISKS

There are specific restrictions on the Fund’s investments. Such restrictions are detailed in the Fund’s Statement of Additional Information (“SAI”). The Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. In addition to the principal risks discussed in the Fund Summary, the Fund’s investments involve additional potential risks which are summarized below. The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks. The Fund may not use all of these techniques or strategies or might only use them from time to time.

CFTC Regulation Risk: The Fund is a registered investment company and is presently exempt from regulation as a “commodity pool” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 because it is limiting its investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC in its recent amendments to Rule 4.5. For this reason, the Fund’s investment advisor is not required to register as a commodity pool operator at this time. However, should the Fund become subject to regulation by the CFTC, the Fund may be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act. Compliance with these additional requirements may increase Fund expenses. The Advisor does not expect that compliance with CFTC regulations, if required, will materially adversely affect the ability of the Fund to achieve its objective.

Closed-End Fund Risk: The Fund invests in closed-end investment companies or funds. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Cyber Security Risk: With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, administrator, transfer agent, distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause your investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Depositary Receipts: The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated.

Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales.

CCM Alternative Income Fund Prospectus

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded. The Fund may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Emerging Markets Securities: Although the Fund invests primarily in the securities of issuers located in developed market countries, such as Germany, Japan and the United Kingdom, the Fund may also invest to a lesser extent in the securities of issuers located in emerging market countries, such as Brazil and China. Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

Equity and Equity-Related Securities: The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”), and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s net asset value to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

ESG Investment Risk: The Fund considers ESG standings when analyzing the Fund’s portfolio composition. This may affect the Fund’s exposure to certain companies or industries. The Fund’s results may be lower than other funds that do not consider ESG standings. The Advisor relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the sources of information will provide an accurate assessment of the issuers of the securities selected. ESG standings are only one factor the Advisor considers in managing the Fund’s portfolio and not all of the securities in the portfolio of the Fund will have a high ESG standing.

Exchange-Traded Funds (ETFs): ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Typically, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global Ratings, selects as representative of a market, market segment or industry sector. The portfolio of an ETF that tracks an index generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, such ETF is designed so that its performance will correspond closely with that of the index it tracks. Additionally, some ETFs are actively managed by an investment advisor and do not seek to track the performance of a particular market index. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including management fees, in addition to its own expenses.

Fixed Income Investments: The Fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple rating organizations, the Fund treats the security as being rated in the lower rating category.

Forward Commitments: The Fund may enter into forward commitments in which the Fund makes contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement if the Advisor deems it appropriate. When entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Forward Roll Transactions: To enhance current income, the Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions may include U.S. Treasury and U.S. agency notes and bonds.

Futures Contracts and Related Options: The Fund may invest in futures contracts and related options. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period

CCM Alternative Income Fund Prospectus

of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Fund may engage in futures transaction on both U.S. and foreign exchanges.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates or securities prices, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options present the following risks:

●
While the Fund may benefit from the use of futures and options, unanticipated changes in interest rates or securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

●
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

●	The loss incurred by the Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.

●	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value.

●	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

●	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

●	Foreign exchanges may not provide the same protection as U.S. exchanges.

Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps and Options on Swaps: Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. Options on swaps (“swaptions”) are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps and swaptions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable that it would have been if these investment techniques were not used.

Master Limited Partnerships: The Fund may invest in publicly-traded units of Master Limited Partnership (MLPs). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation or storage (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. This could cause a decline in the value of the MLPs’ units, and potentially have an adverse effect on the Fund.

CCM Alternative Income Fund Prospectus

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a limited partner or member in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. The Fund may have to sell investments to provide cash to make required distributions if its allocable share of an MLP’s income and gains is not offset by the MLP’s tax deductions, losses and credits and the MLP does not distribute sufficient cash. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs in which the Fund invests could result in a reduction of depreciation deductions, which may result in increased current taxable income for the Fund.

Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as taxable dividends, even in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

Mortgage-Backed Securities: Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, and may be a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

Options on Securities and Securities Indices: The Fund may invest in options on securities and securities indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period.

A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Advisor to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Advisor is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Other Investment Companies: The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issuers that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (the “1940 Act”)), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid securities.

Recent Market Events Risk: The equity and debt capital markets globally have experienced unprecedented volatility in the past several years. This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not

CCM Alternative Income Fund Prospectus

have the same impact on all types of securities. In respect to the financial crisis, the U.S. Government and other foreign governments have taken steps to support financial markets. The withdrawal of this support could also negatively impact the value and liquidity of certain securities.

Repurchase Agreements: The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specific period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by the Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Short Sale Risk: The Fund may enter into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before the Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the Fund’s short position, marking the collateral to market daily. This obligation limits the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Temporary Defensive Instruments: In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its investment objective. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements: The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Advisor deems it advisable for investment reasons.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Disclosure of Portfolio Holdings: A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

TAX INFORMATION

The following is a summary of certain United States federal income tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and domestic corporations and trusts. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, except as discussed below. Distributions attributable to any excess of net long-term capital gain over net short-term capital loss are generally taxable to you as long-term capital gains, regardless of how long you have held your shares. The maximum federal long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax applicable to non-corporate taxpayers with income above certain thresholds). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of qualifying dividends received from domestic corporations or “qualified”

CCM Alternative Income Fund Prospectus

foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities, if any, certain options transactions, if any, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

The Fund may be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. If more than 50% of the Fund’s assets at the close of its taxable year consist of foreign securities and certain other requirements are met, the Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may however be reduced as a result of the Fund’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

You should note that if you purchase Fund shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

It is contemplated that the Fund may invest in derivative securities, including options, swaps, futures and options on futures, and may also engage in short sales. The tax treatment of these sorts of transactions is complex and may (as may a high portfolio turnover rate) result in the recognition by the Fund of significant amounts of short-term capital gain and ordinary income. This, in turn, may cause significant portions of the distributions by the Fund to shareholders to be taxable at an ordinary income rate. Also, in some cases, these transactions may cause the Fund to recognize income or gain without any corresponding receipt of cash, in which case the Fund may have to liquidate other positions to enable it to distribute the amount of that income or gain to shareholders so as to avoid incurring corporate-level tax.

You will generally recognize gain or loss on redemptions of Fund shares based on the difference between your redemption proceeds and your basis in the shares. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund will be required in certain cases to withhold and remit to the Internal Revenue Service (“IRS”) a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on its return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he, she or it is not subject to back-up withholding when required to do so or is an “exempt recipient.” The current withholding rate is 28%.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes do not generally apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. You should consult with your tax advisor regarding the tax status of distributions in your state and locality.

The one major exception to the principles described above is that distributions on, and sales and redemptions of, shares held in an IRA or 401(k) plan (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (excess of net long-term capital gains over net short-term capital losses) and dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

CCM Alternative Income Fund Prospectus

In contrast, if a foreign investor conducts a trade or business in the United States and, where required by applicable treaty, has a permanent establishment in the United States, and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund also is required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, the Fund will use the FIFO (first-in, first-out) method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. If your shares are held in a brokerage account, your broker may use a different method and you should contact your broker to determine which method it will use. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them.

More information about taxes is contained in the Statement of Additional Information.

PRICING OF FUND SHARES

The price of the Fund’s Institutional Shares is based on the NAV per share. The NAV per share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every Business Day. You can buy and sell Institutional Shares of the Fund on any Business Day. The Fund will not price its Institutional Shares on national holidays or other days when either the New York Stock Exchange or the Fund’s custodian is closed for trading (the Fund’s custodian is closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day). NAV per share for Institutional Shares is calculated by dividing the total value of the Fund’s assets attributable to Institutional Shares after subtracting liabilities attributable to Institutional Shares by the number of outstanding Institutional Shares.

The Fund’s portfolio securities are valued at market value based on independent third party pricing. Securities for which quotations are not available and any other assets are valued at fair value as determined in good faith by the Advisor, subject to the review and supervision of the Fund’s Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. In addition, the Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of market values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Fund. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Fund are valued at their amortized cost which approximates market value.

The Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

PURCHASING SHARES

If your request to buy Institutional Shares of the Fund is received in good order by the Fund’s transfer agent by 4:00 p.m. (Eastern time) on a Business Day, the price you pay will be the NAV per share next determined. If your request to buy Institutional Shares of the Fund is received in good order by the Fund’s transfer agent after 4:00 p.m. (Eastern time) on a Business Day or on a non-Business Day, the price you pay will be the NAV per share determined on the next Business Day. See “Purchases by Mail” and “Purchases by Wire Transfer” below. A purchase request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. A purchase request initiating the opening of an account will not be considered to be in good order unless you have provided all information required by the Trust’s “Customer Identification Program” described below.

PURCHASES BY MAIL

To purchase Institutional Shares by mail, complete an account application, including the name in which the account is registered and the account number. Mail the completed application and a check payable to CCM Alternative Income Fund to:

Regular Mail:	Overnight Mail:
CCM Alternative Income Fund P.O. Box 2175 Milwaukee, WI 53201-2175	CCM Alternative Income Fund 803 West Michigan Street, Suite A Milwaukee, WI 53233-2307

Initial share purchases must be accompanied by a completed new account application with signature(s) of authorized officer(s) and appropriate corporate resolutions or other evidence of authority dated within 60 days. Checks are

CCM Alternative Income Fund Prospectus

accepted subject to collection. If shares are purchased by check and redeemed within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, a period of up to fifteen days. Please specify that you want to invest in Institutional Shares of the Fund.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, cashiers checks, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.

PURCHASES BY WIRE TRANSFER

You may purchase Institutional Shares by making a wire transfer of federal funds to the Fund’s distributor. You must include the full name in which your account is registered and the Fund account number, and should address the wire transfer as follows:

UMB Bank, N.A.
ABA # 101000695
For Credit to: CCM Alternative Income Fund
Acct. # 9871418510
For further credit (Your Name)
Acct. # (Your Acct. No.)
SSN or TIN

Before making an initial investment by wire transfer, you must forward a completed new account application with your taxpayer identification number and signature(s) of authorized officer(s) to the Fund (1) by fax to the Fund’s transfer agent at 414-299-2178 or (2) by mail to CCM Alternative Income Fund, P.O. Box 2175, Milwaukee, WI 53201-2175.

Your financial institution may charge you a fee for sending funds by wire.

You will receive a statement showing the number of Institutional Shares purchased, the NAV at which your shares were purchased, and the new balance of Institutional Shares owned each time you purchase Institutional Shares of the Fund. The Fund does not issue share certificates. All full and fractional shares will be carried on the books of the Fund.

The Fund reserves the right to reject purchase orders.

If the Fund’s transfer agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

EXCHANGE OF SECURITIES

The Fund may issue Institutional Shares in exchange for securities owned by an investor. The Fund will issue its Institutional Shares only in exchange for securities that are determined by the Advisor to be appropriate in type and amount for investment by the Fund in light of the Fund’s investment objective and policies and current holdings. To determine the number of Institutional Shares of the Fund that will be issued in the exchange, the investor’s securities will be valued by the method used for valuing the Fund’s portfolio securities. See “Pricing of Fund Shares” above.

To discuss arrangements for purchasing Institutional Shares of the Fund in exchange for your securities, contact the Advisor toll-free at 1-877-272-1977.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require the Trust to obtain your name, principal place of business, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Trust reserves the right to (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.

REDEEMING SHARES

You may redeem your Institutional Shares in the Fund at any time and for any reason. Redemption requests received in good order by the Fund’s transfer agent on a Business Day by 4:00 p.m. Eastern time will be executed on the same day at that day’s closing NAV. Redemption requests received in good order by the Fund’s transfer agent on a non-Business Day or after 4:00 p.m. Eastern time on a Business Day will be executed the next Business Day, at that day’s closing NAV. A redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed (with signature guarantees if applicable) and delivered.

REDEMPTIONS

Send your written redemption request to CCM Alternative Income Fund, P.O. Box 2175, Milwaukee, WI 53201-2175. To be in proper form, your redemption request must:

●	Specify your account number, Fund name and the number of shares or dollar amount to be redeemed, and where to send the proceeds; and

●	Be signed by the authorized representative(s);

●	Include a copy of your firm’s corporate resolution dated within 60 days verifying the authorized signer; and

●	Include a Medallion Signature Guarantee if necessary (see below).

When redeeming your shares, you must have your signature medallion guaranteed if:

●	you want the Fund to send your money to an address other than the address on your account;

●	you want the Fund to send your money to the address on your account that’s changed within the last 30 days; or

●	you want the Fund to make the check payable to someone else.

The Fund will not process a redemption request unless it has received a completed new account application and other documentation described in “PURCHASING SHARES — Purchases by Mail” and “PURCHASING SHARES — Purchases by Wire Transfer” above. Further documentation may be requested to evidence the authority of the person or entity making the redemption request.

CCM Alternative Income Fund Prospectus

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Fund’s transfer agent at 866-202-3573 before making your request to determine what additional documents are required.

When you redeem your Institutional Shares, they may be worth more or less than you paid for them, depending upon the value of the Fund’s portfolio securities at the time of redemption.

Payment for Institutional Shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. The Fund will normally pay redemption proceeds in cash but reserves the right to deliver securities owned by the Fund instead of cash. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund.  If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase). The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests.  On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below).  These methods may be used during both normal and stressed market conditions. Under stressed market conditions, the Fund may not pay redemption proceeds in a timely fashion. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission (“SEC”), or when the major exchanges are closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund may redeem all Institutional Shares held by a shareholder whose account value is less than the minimum initial investment as a result of redemptions.

POLICY TO DETER MARKET TIMING

In accordance with the policy adopted by the Board of Trustees of the Trust, the Fund discourages mutual fund market timing and requires the Fund’s service providers to maintain adequate procedures designed to provide reasonable assurance that market timing activity will be identified and terminated. Mutual fund market timing involves the purchase and sale of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt portfolio management strategies, harm the performance of the Fund, dilute the value of shares of the Fund and increase brokerage and administrative costs.

Pursuant to this policy, which applies to all accounts investing in the Fund, the Fund’s service providers are specifically prohibited from knowingly opening accounts for the purpose of market timing in the Fund, entering client trades for the purpose of market timing, processing exchanges or switches for the purpose of market timing and assisting a shareholder in commingling multiple clients’ funds in an omnibus account for the purpose of mutual fund market timing.

The Fund’s Chief Compliance Officer shall report any suspected market timing activity in the Trust promptly to the Board. There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries. The Fund reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund and its shareholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare and pay dividends from net investment income monthly. The Fund intends to make distributions of capital gains, if any, at least annually, usually in December. Dividends and distributions are reinvested in additional Institutional Shares unless you indicate in the account application or otherwise in writing that you want to have dividends and distributions paid in cash.

INVESTMENT ADVISOR

Community Capital Management, Inc. (the “Advisor”) is a registered investment advisor founded in November 1998, with headquarters at 2500 Weston Road, Suite 101, Weston, Florida 33331. The Advisor also provides advice to other clients including separate accounts and other registered investment companies. As of August 31, 2017, the Advisor had approximately $2.4 billion in assets under management.

Todd Cohen, Chief Executive Officer and Chief Investment Officer of the Advisor, David Sand and Elliot Gilfarb have been portfolio managers of the Fund since its inception. Mr. Cohen is a founder of the Advisor. Mr. Sand joined the Advisor in 2013 as Chief Investment Strategist. From 2012-2013, he was a consultant to non-profit organizations and startup enterprises, from 2010-2011, he was the Chief Investment Officer of CDT Advisors LLC, and from 1994-2010, he was the Chief Investment Officer of Access Capital Strategies and its Community Investment Fund. Mr. Gilfarb has been with the Advisor since 2006, serving as a trading associate from 2006-2008, a portfolio analyst from 2008-2010, a junior portfolio manager from 2010-2012, a portfolio manager from 2012-2015 and a senior portfolio manager from 2015 to date. Andy Kaufman has been a portfolio manager of the Fund since October 2015. Mr. Kaufman joined the Advisor in 2015 as Senior Portfolio Manager. From 2014-2015, Mr. Kaufman was a portfolio manager at Mercantil Commercebank and from 2004-2014, he was a portfolio manager at BlackRock Financial Management.

Badge Investment Partners LLC (“Badge”) previously served as sub-adviser to the Fund. Effective June 7, 2017, the sub-advisory agreement between Badge and the Advisor was terminated and the Advisor took over managing the portion of the Fund previously managed by Badge. Andrew J. Cowen and Thomas R. Lott, who served as portfolio managers to the Fund while employed by Badge, became employees of the Advisor and continue to serve as portfolio managers of the Fund.

Andrew J. Cowen, has been a portfolio manager of the Fund since its inception. Mr. Cowen joined the Advisor in June 2017 as Portfolio Manager. From 2012-June 2017, Mr. Cowen was managing member, chief investment officer and chief compliance officer of Badge. Prior thereto, Mr. Cowen was an analyst at Raptor

CCM Alternative Income Fund Prospectus

Group from 2010-2011 and a partner and principal at Tricadia Capital from 2005-2010. Thomas R. Lott has been a portfolio manager of the Fund since its inception. Mr. Lott joined the Advisor in June 2017 as Portfolio Manager. From 2012-June 2017, Mr. Lott served as managing member of Badge. Prior to joining the Badge, Mr. Lott served as Portfolio Manager and Director of Research for Gracie Capital from 2003-2010, and owner/manager of Interactive Financial from 2010-2012.

For more information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund, see the Statement of Additional Information.

Under the terms of an investment advisory agreement, the Advisor, subject to the supervision of the Fund’s Board of Trustees, manages the investment operations of the Fund in accordance with the Fund’s investment policies. As compensation for advisory services and the assumption of related expenses, the Advisor is entitled to an advisory fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2017, the Advisor received a fee of 1.00% of the Fund’s average daily net assets. For the same period, the Advisor waived 0.16% of the advisory fee.

The Advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2018 so that Total Annual Fund Operating Expenses (excluding certain items discussed below) will not exceed 1.60% of the Fund’s average daily net assets attributable to Institutional Shares. The Advisor may not recoup waived fees and reimbursed expenses.

In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s Total Annual Fund Operating Expenses (after fee waivers and expense reimbursement) to exceed 1.60%: acquired fund fees and expenses and dividend expense and prime broker expenses on short sales.

The Advisor may pay compensation from time to time, out of its assets and not as an additional charge to the Fund, to certain institutions and other persons in connection with the sale, distribution and/or servicing of Institutional Shares of the Fund. See the Statement of Additional Information for more details on these payments.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s Annual Report to shareholders dated May 31, 2017.

SERVICES PLAN

The Trust has adopted a Services Plan with respect to its Institutional Shares of the Fund. Pursuant to the Services Plan, the Fund intends to enter into servicing agreements with institutions. Pursuant to these servicing agreements, institutions render certain personal liaison and administrative support services to customers who are the beneficial owners of Institutional Shares of the Fund in consideration for payment of up to a maximum of 0.50% (comprised of up to 0.25% for personal liaison services and up to 0.25% for administrative support services) per year of the average daily net asset value of the Institutional Shares beneficially owned by such customers. The Fund will not pay more than 0.20% in the aggregate for personal liaison and administrative support services through May 31, 2018.

FINANCIAL HIGHLIGHTS

The financial highlights table presented below is intended to help you understand the financial performance of the Fund for the past five fiscal years, if available. Certain information reflects the financial results for a single Institutional Share in the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund assuming reinvestment of all dividends and distributions. The information in the table has been audited by Grant Thornton LLP, the Fund’s independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders and is incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request.

CCM Alternative Income Fund Prospectus

CCM ALTERNATIVE INCOME FUND
(for a share outstanding throughout each year or period)

Institutional Shares	For the Fiscal Year Ended May 31, 2017	For the Fiscal Year Ended May 31, 2016	For the Fiscal Year Ended May 31, 2015	For the Fiscal Year Ended May 31, 2014	For the Period Ended May 31, 2013@
Net Asset Value, Beginning of Period/Year	$9.66	$10.13	$10.51	$10.00	$0.00
Shares Issued	—	—	—	—	10.00

Investment Operations:
Net investment income(a)	0.40	0.38	0.36	0.22	—
Net realized and unrealized gain (loss) on investments	(0.08)	(0.45)	(0.38)	0.50	—
Total from investment operations	0.32	(0.07)	(0.02)	0.72	—

Distributions from:
Net investment income	(0.38)	(0.37)	(0.34)	(0.21)	—
Net capital gains	—	—	—	— (b)	—
Net return of capital	(0.06)	(0.03)	(0.02)	—	—
Total distributions	(0.44)	(0.40)	(0.36)	(0.21)	—

Net Asset Value, End of Period/Year	$9.54	$9.66	$10.13	$10.51	$10.00

Total return	3.41%	(0.63%)	(0.19%)	7.24%	0.00	%(c)

Ratios/Supplemental Data
Net assets, end of period/year (in 000s)	$30,498	$30,432	$31,026	$16,241	$2,250
Ratio of expenses to average net assets
Before fee waiver	3.10%	2.83%	2.90%	4.65%	—	%(d)
After fee waiver(e)	2.94%	2.76%	2.62%	2.89%	—	%(d)
Ratio of net investment income to average net assets	4.19%	3.89%	3.47%	2.16%	—	%(d)
Portfolio turnover rate	87%	86%	131%	109%	—	%(f)

@	Commenced operations May 31, 2013 with a seed investment of capital from the Advisor and another affiliate.
(a)	Based on the average daily number of shares outstanding during the period.
(b)	The amount represents less than $0.01 per share.
(c)	Return is for the period indicated and has not been annualized.
(d)	Annualized.
(e)	Excluding dividend and prime broker fees on securities sold short, the ratio of expenses to average net assets would have been 1.60%.
(f)	Not Annualized.

SERVICE PROVIDERS

INVESTMENT ADVISOR:
Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, Florida 33331

ADMINISTRATOR:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL:
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Grant Thornton LLP
757 Third Avenue
New York, NY 10017

CUSTODIAN:
U.S. Bank National Association
50 South 16th Street
Suite 2000
20th Floor
EX-PA-WBSP
Philadelphia, PA 19102

PRIVACY POLICY

FACTS	WHAT DOES COMMUNITY CAPITAL TRUST (“CCT”) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number
● account balances
● account transactions
● transaction history
● wire transfer instructions
● checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CCT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CCT share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-272-1977 or go to www.ccminvests.com

Not part of prospectus

PRIVACY POLICY (continued)

What we do
How does CCT protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CCT collect my personal information?
We collect your personal information, for example, when you
● open an account
● provide account information
● give us your contact information
● make a wire transfer
● tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
● sharing for affiliates’ everyday business purposes – information about your creditworthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● CCT’s sole affiliate is its investment adviser, Community Capital Management, Inc.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● CCT doesn’t share with nonaffiliates so they can market to you. CCT may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● CCT may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Not part of prospectus

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WHERE TO FIND MORE INFORMATION

You will find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains detailed information about the Fund and its policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Fund and make shareholder inquiries by calling the Advisor toll-free at 1-877-272-1977 or writing to:

CCM Alternative Income Fund
c/o Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, Florida 33331

or on the Internet at www.ccminvests.com.

You can write to the Securities and Exchange Commission (“SEC”) Public Reference Section and ask them to mail you information about the Fund, including the SAI. The SEC will charge you a duplicating fee for this service. You can also visit the Public Reference Room to review and copy the documents. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-1520
202-551-8090

Reports and other information about the Fund are also available on the SEC’s Edgar database at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC’s e-mail address at publicinfo@sec.gov.

The Trust’s Investment Company Act File No. is 811-09221.

2500 Weston Road ■ Suite 101 ■ Weston, FL 33331
954-217-7999 ■ Toll Free: 877-272-1977 ■ www.ccminvests.com